Exhibit 23.3

                        Consent of Nominee for Director

     I hereby consent to the use of my name as a nominee for the position of Director in the Registration Statement on Form S-1 (File No. 333-33449) and related Prospectus of Tekgraf, Inc.

Date October 1, 1997


                                                    /s/ Albert E. Sisto
                                                    ----------------------------
                                                        Albert E. Sisto